[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) MANAGED
                     SECTORS FUND

                     ANNUAL REPORT o AUGUST 31, 2002

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 32 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements .....................................................  16
Notes to Financial Statements ............................................  23
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this, it is just over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
As summer fades into fall, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in late 2002 and next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the potential for war with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    September 17, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended August 31, 2002, Class A shares of the fund provided a total return of -22.09%, Class B shares -22.61%, Class C shares -22.40%, and Class I shares -21.88%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -22.41% return over the same period for the fund's benchmark, the Russell 3000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The fund's returns also compare to a -17.99% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -25.62%.

Q.  HOW WOULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT OVER THE PERIOD?

A. Amid extremely volatile markets, growth equities continued their downward slide. First, the tragic events of September 11, 2001, inexorably altered our sense of security as a nation. In 2002, the uncovering of deceptive accounting practices at a number of companies led to several high-profile bankruptcies. These events challenged investors' faith in the veracity of financial statements and in the integrity of corporate managers. All the while, profit growth remained under extreme pressure.

Q.  WHAT INVESTMENTS HELPED RELATIVE PERFORMANCE?

A. Our stock picks in the leisure sector helped results. Stocks of select entertainment and broadcast franchises, including Viacom and Westwood One, managed to outperform the sector as demand for advertising began to show signs of recovery. In addition, continued solid consumer spending buoyed restaurant chains such as Wendy's and YUM! Brands, Inc.

    Consumer and business services, which comprised the bulk of our "miscellaneous" sector, were also areas of strength in the portfolio. Among the former, postsecondary education providers such as Apollo Group and Corinthian Colleges benefited from overall enrollment growth as well as market share gains. Despite the economic slowdown, growth in business process and computer services outsourcing supported good fundamentals for companies such as Affiliated Computer Services and Concord EFS.

Q.  WHAT AREAS HURT PERFORMANCE?

A. Underweighting two relatively defensive areas -- healthcare and consumer staples -- held back results. Despite weakening new product pipelines, looming patent expirations, and intensifying pricing pressures, share prices of major pharmaceutical companies held up relatively well over the period. We were also reluctant to invest in stocks of mature beverage and tobacco concerns. However, stocks in this area outperformed during the period, notwithstanding their somewhat limited long-term growth prospects.

Q.  WHAT IS YOUR OUTLOOK FOR THE NEXT SIX TO 12 MONTHS?

A. Our conversations with companies across a broad spectrum of industries have indicated to us that business conditions remain tough. However, it is also apparent to us that companies have begun to see some benefit from restructuring efforts. We think this likely implies we'll see a muted, gradual recovery heading into 2003.

    Business has already begun to improve for commercial lines insurance carriers, brokers, and reinsurers as capital available to underwrite policies has fallen, driving higher premiums and better terms.

    Companies exposed to advertising spending have begun to see firming demand for their products. We think this improvement will continue for some time to come.

    Looking a bit further out on the horizon, we believe survivors of the shakeout in technology could deliver some attractive growth. But we believe we'll need to see a few quarters of better overall corporate profitability before activity picks up in this area.

Q. A NEW TEAM BEGAN MANAGING THE PORTFOLIO ON AUGUST 5, 2002. HOW WILL THIS AFFECT THE STYLE AND STRATEGY OF THE FUND?

A. We expect that the portfolio will remain invested across 13 sectors, in companies we see as market leaders capable of sustaining better than average earnings growth and that we believe are trading at reasonable valuations. Stocks in the fund represent core holdings across portfolios managed by Messrs. Ali, Lathrop, and Pesek. The decision to buy or sell a stock is made in concert with what the individual managers are doing in their respective funds. Ms. Adams is responsible for coordinating this process and implementing trades on behalf of the team.

/s/ Margaret W. Adams                     /s/ S. Irfan Ali

    Margaret W. Adams                        S. Irfan Ali
    Portfolio Manager                        Portfolio Manager


/s/ John E. Lathrop                      /s/ Stephen Pesek

    John E. Lathrop                          Stephen Pesek
    Portfolio Manager                        Portfolio Manager

Notes to shareholders:

Effective August 5, 2002, a team composed of Margaret W. Adams, S. Irfan Ali, John E. Lathrop, and Stephen Pesek became the management team of the portfolio. Toni Y. Shimura is no longer a manager of the portfolio.

Effective February 28, 2002, the Russell 3000 Growth Index replaced the Standard & Poor's 500 Stock Index (the S&P 500) as the fund's benchmark. We believe the Russell 3000 Growth Index more accurately reflects our multi-cap growth discipline, offering investors a more reliable objective measure of the fund's performance. The S&P 500, on the other hand, includes a large proportion of value stocks that stand outside our investment discipline.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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   PORTFOLIO MANAGERS' PROFILES
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   MARGARET W. ADAMS IS A VICE PRESIDENT -- EQUITY RESEARCH AT MFS
   INVESTMENT MANAGEMENT(R) (MFS(R)). SHE IS AN ASSOCIATE PORTFOLIO MANAGER WITHIN THE GROWTH EQUITY INVESTMENT DISCIPLINE. PEGGY JOINED MFS IN 2000 WITH ELEVEN YEARS OF PORTFOLIO MANAGEMENT AND INVESTMENT-RELATED EXPERIENCE AT J. P. MORGAN & CO. SHE IS A GRADUATE OF BROWN UNIVERSITY AND THE YALE SCHOOL OF ORGANIZATION AND MANAGEMENT.

   S. IRFAN ALI IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE STRATEGIC GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS, AND THE LARGE-CAP GROWTH PORTFOLIOS OF OUR INSTITUTIONAL ACCOUNTS. IRFAN JOINED MFS AS A RESEARCH ANALYST IN 1993 AFTER GRADUATING FROM HARVARD BUSINESS SCHOOL WITH AN M.B.A. DEGREE AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1996, VICE PRESIDENT IN 1997, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001. HE COMPLETED HIS BACHELOR'S DEGREE AT HARVARD IN 1989 AND WORKED AS A CORPORATE FINANCE ANALYST WITH FIRST BOSTON CORP. BEFORE GOING TO BUSINESS SCHOOL.

   JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS. JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT OF MFS IN 1996, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   STEPHEN PESEK, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE LARGE-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND INSTITUTIONAL ACCOUNTS. STEVE JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT FIDELITY INVESTMENTS AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A. DEGREE FROM COLUMBIA UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                       SEEKS TO PROVIDE CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:           DECEMBER 29, 1986

  CLASS INCEPTION:                 CLASS A  SEPTEMBER 20, 1993
                                   CLASS B  DECEMBER 29, 1986
                                   CLASS C  JUNE 1, 2000
                                   CLASS I  JANUARY 2, 1997

  SIZE:                            $237 MILLION NET ASSETS AS OF AUGUST 31, 2002

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmarks. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended August 31, 2002)

               MFS Managed Sectors          S&P 500               Russell 3000
                 Fund - Class B           Stock Index             Growth Index
"8/92"               $10,000                $10,000                 $10,000
"8/94"                12,129                 12,147                  11,616
"8/96"                15,665                 17,510                  17,022
"8/98"                18,246                 26,617                  24,484
"8/00"                44,690                 43,286                  48,497
"8/02"                17,072                 26,847                  20,841

TOTAL RATES OF RETURN THROUGH AUGUST 31, 2002

CLASS A
                                             1 Year  3 Years  5 Years  10 Years
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Cumulative Total Return Excluding Sales
Charge                                      -22.09%  -37.98%  -21.25%   +80.33%
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Average Annual Total Return Excluding
Sales Charge                                -22.09%  -14.72%  - 5.28%   + 6.07%
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Average Annual Total Return Including
Sales Charge                                -26.57%  -16.39%  - 5.79%   + 5.45%
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CLASS B
                                             1 Year  3 Years  5 Years  10 Years
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Cumulative Total Return Excluding Sales
Charge                                      -22.61%  -39.20%  -23.76%   +70.72%
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Average Annual Total Return Excluding
Sales Charge                                -22.61%  -15.29%  - 5.28%   + 5.49%
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Average Annual Total Return Including
Sales Charge                                -25.70%  -15.91%  - 5.48%   + 5.49%
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CLASS C

                                             1 Year  3 Years  5 Years  10 Years
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Cumulative Total Return Excluding Sales
Charge                                      -22.40%  -38.97%  -23.46%   +71.38%
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Average Annual Total Return Excluding
Sales Charge                                -22.40%  -15.18%  - 5.21%   + 5.54%
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Average Annual Total Return Including
Sales Charge                                -23.18%  -15.18%  - 4.34%   + 6.09%
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CLASS I

                                             1 Year  3 Years  5 Years  10 Years
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Cumulative Total Return (No Sales Charge)   -21.88%  -37.38%  -19.91%   +80.69%
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Average Annual Total Return (No Sales
Charge)                                     -21.88%  -14.45%  - 4.34%   + 6.09%
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COMPARATIVE INDICES(+)

                                             1 Year  3 Years  5 Years  10 Years
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Average large-cap growth fund+              -25.62%  -14.39%  - 1.15%   + 8.00%
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Standard & Poor's 500 Stock Index#          -17.99%  -10.31%  + 1.74%   +10.38%
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Russell 3000 Growth Index#                  -22.41%  -16.83%  - 2.29%   + 7.62%
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(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class A, C, and I share performance includes the performance of the fund's original share class (Class B). Class A performance has been adjusted to reflect the initial sales charge applicable to A, and Class C performance has been adjusted to reflect the CDSC applicable to C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are lower for A and I than those of B, performance shown is lower for A and I than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.


RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

When concentrating on one issuer, the portfolio is more sensitive to changes in the value of securities of these issuers.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 2002

FIVE LARGEST STOCK SECTORS

                HEALTH CARE                     19.5%
                TECHNOLOGY                      17.5%
                FINANCIAL SERVICES              17.2%
                LEISURE                         12.3%
                RETAILING                        9.0%

TOP 10 STOCK HOLDINGS
PFIZER, INC.  4.2%
Pharmaceutical products company                 CITIGROUP, INC.  2.3%
                                                Diversified financial services company
MICROSOFT CORP.  3.8%
Computer software and systems company           TARGET CORP.   2.2%
                                                General merchandise discount retailer
VIACOM, INC.  3.6%
Diversified media and entertainment company     FEDERAL HOME LOAN MORTGAGE CORP.  2.1%
                                                U.S. mortgage banker and underwriter
CISCO SYSTEMS, INC.  2.9%
Computer networking firm                        CLEAR CHANNEL COMMUNICATIONS, INC.  2.1%
                                                Media company with operations in radio, outdoor
WAL-MART STORES, INC.  2.8%                     advertising, and live entertainment
General merchandise retailer
                                                AMERICAN INTERNATIONAL GROUP, INC.  2.0%
                                                Insurance and financial services holding company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- August 31, 2002

Stocks - 96.3%
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ISSUER                                                                   SHARES                  VALUE
--------------------------------------------------------------------------------------------------------
  Automotive - 1.4%
    Harley-Davidson, Inc.                                                69,400             $  3,416,562
--------------------------------------------------------------------------------------------------------
  Basic Industry - 2.3%
    3M Co.                                                               31,500             $  3,935,925
    Praxair, Inc.                                                        26,600                1,490,398
                                                                                            ------------
                                                                                            $  5,426,323
--------------------------------------------------------------------------------------------------------
  Communication Equipment - 1.0%
    AT&T Wireless Services, Inc.*                                       146,800             $    725,192
    Vodafone Group PLC, ADR (United Kingdom)                            112,044                1,791,584
                                                                                            ------------
                                                                                            $  2,516,776
--------------------------------------------------------------------------------------------------------
  Consumer Products - 4.5%
    Avon Products, Inc.                                                  39,900             $  1,944,726
    Gillette Co.                                                         42,400                1,336,872
    Kellogg Co.                                                          33,300                1,070,928
    PepsiCo, Inc.                                                        66,500                2,630,075
    Philip Morris Cos., Inc.                                             59,900                2,995,000
    The Procter & Gamble Co.                                              7,400                  656,010
                                                                                            ------------
                                                                                            $ 10,633,611
--------------------------------------------------------------------------------------------------------
  Energy - 1.3%
    Baker Hughes, Inc.                                                   53,300             $  1,465,750
    Encana Corp. (Canada)                                                52,900                1,555,260
                                                                                            ------------
                                                                                            $  3,021,010
--------------------------------------------------------------------------------------------------------
  Financial Services - 16.5%
    Ace Ltd. (Bermuda)                                                   83,300             $  2,649,773
    American Express Co.                                                 53,600                1,932,816
    American International Group, Inc.                                   73,200                4,596,960
    Arthur J. Gallagher & Co.                                            42,000                1,216,320
    Chubb Corp.                                                          30,500                1,887,645
    Citigroup, Inc.                                                     161,200                5,279,300
    Comerica, Inc.                                                       32,200                1,883,700
    Federal Home Loan Mortgage Corp.                                     75,500                4,839,550
    Goldman Sachs Group, Inc.                                            42,000                3,246,600
    Mellon Financial Corp.                                               66,500                1,838,725
    Merrill Lynch & Co., Inc.                                            69,000                2,499,180
    MetLife, Inc.                                                        42,900                1,154,868
    Morgan Stanley Dean Witter & Co.                                     45,600                1,948,032
    SLM Corp.                                                            10,200                  934,830
    Travelers Property Casualty Corp. "A"                                80,164                1,260,178
    Travelers Property Casualty Corp. "B"                                 6,809                  110,919
    XL Capital Ltd. (Bermuda)                                            24,800                1,825,528
                                                                                            ------------
                                                                                            $ 39,104,924
--------------------------------------------------------------------------------------------------------
  Healthcare - 18.8%
    Alcon, Inc.*                                                         26,600             $    983,402
    Amgen, Inc.*                                                         66,200                2,980,986
    Anthem, Inc.*                                                        13,300                  839,363
    Aventis                                                              33,200                1,954,152
    Baxter International, Inc.                                           99,700                3,618,113
    Eli Lilly & Co.                                                      43,200                2,507,760
    Express Scripts, Inc.*                                               19,900                  955,200
    Forest Laboratories, Inc.*                                           35,500                2,591,500
    Genzyme Corp.*                                                       23,100                  477,708
    Johnson & Johnson Co.                                                65,800                3,573,598
    Medtronic, Inc.                                                      26,600                1,095,388
    Pfizer, Inc.                                                        288,300                9,536,964
    Pharmacia Corp.                                                      50,400                2,202,480
    Stryker Corp.                                                        19,900                1,121,763
    Tenet Healthcare Corp.*                                              69,850                3,294,824
    UnitedHealth Group, Inc.                                             33,200                2,933,220
    Wyeth                                                                89,500                3,830,600
                                                                                            ------------
                                                                                            $ 44,497,021
--------------------------------------------------------------------------------------------------------
  Industrial - 5.4%
    Danaher Corp.                                                        60,300             $  3,627,045
    General Electric Co.                                                112,700                3,397,905
    Illinois Tool Works, Inc.                                            35,300                2,418,756
    Lockheed Martin Corp.                                                13,300                  842,156
    Northrop Grumman Corp.                                               20,000                2,456,000
                                                                                            ------------
                                                                                            $ 12,741,862
--------------------------------------------------------------------------------------------------------
  Leisure - 11.8%
    AOL Time Warner, Inc.*                                              178,000             $  2,251,700
    Clear Channel Communications, Inc.*                                 138,700                4,740,766
    Comcast Corp., "A"*                                                  49,800                1,186,734
    Fox Entertainment Group, Inc.*                                      145,500                3,249,015
    Gannett Co., Inc.                                                    13,300                1,010,268
    General Motors Corp. "H"                                            143,800                1,479,702
    Lamar Advertising Co., "A"*                                          26,700                  853,332
    New York Times Co.                                                   10,300                  486,160
    Starwood Hotels & Resorts Co.                                        62,500                1,611,250
    The Walt Disney Co.                                                  66,500                1,042,720
    Univision Communications, Inc., "A"*                                 26,600                  619,780
    Viacom, Inc., "B"*                                                  204,200                8,310,940
    Yum! Brands, Inc.*                                                   39,900                1,210,167
                                                                                            ------------
                                                                                            $ 28,052,534
--------------------------------------------------------------------------------------------------------
  Retail - 8.7%
    Best Buy Co., Inc.*                                                  26,600             $    563,920
    Family Dollar Stores, Inc.                                           26,700                  762,285
    Home Depot, Inc.                                                     79,800                2,627,814
    Kohl's Corp.*                                                        24,200                1,687,224
    Lowe's Cos., Inc.                                                    67,900                2,809,702
    Target Corp.                                                        148,300                5,071,860
    Wal-Mart Stores, Inc.                                               117,700                6,294,596
    Walgreen Co.                                                         23,800                  827,050
                                                                                            ------------
                                                                                            $ 20,644,451
--------------------------------------------------------------------------------------------------------
  Technology - 16.9%
    Analog Devices, Inc.*                                                91,200             $  2,197,920
    Brocade Communications Systems, Inc.*                                73,100                1,057,757
    Cadence Design Systems, Inc.*                                       164,200                2,211,774
    Cisco Systems, Inc.*                                                477,200                6,594,904
    Dell Computer Corp.*                                                114,900                3,057,489
    Intel Corp.                                                          46,600                  776,822
    International Business Machines Corp.                                13,300                1,002,554
    Linear Technology Corp.                                              81,000                2,123,820
    Maxim Integrated Products, Inc.*                                     39,900                1,261,239
    Microsoft Corp.*                                                    175,100                8,593,908
    Novellus Systems, Inc.*                                              29,100                  711,786
    Oracle Corp.*                                                       376,700                3,612,553
    Peoplesoft, Inc.*                                                   154,000                2,476,320
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)            65,700                  536,769
    Texas Instruments, Inc.                                              87,100                1,715,870
    VERITAS Software Corp.*                                             127,300                2,060,987
                                                                                            ------------
                                                                                            $ 39,992,472
--------------------------------------------------------------------------------------------------------
  Transportation - 1.5%
    Fedex Corp.                                                          26,600             $  1,259,510
    United Parcel Service, Inc.                                          37,600                2,403,016
                                                                                            ------------
                                                                                            $  3,662,526
--------------------------------------------------------------------------------------------------------
  Other - 6.2%
    Affiliated Computer Services, Inc., "A"*                             44,300             $  1,971,350
    Automatic Data Processing, Inc.                                      57,400                2,167,998
    BISYS Group, Inc.*                                                   70,200                1,788,696
    Concord EFS, Inc.*                                                   68,500                1,398,085
    First Data Corp.                                                    129,600                4,503,600
    Sabre Group Holding, Inc., "A"*                                      39,900                1,073,709
    SunGard Data Systems, Inc.*                                          70,400                1,735,360
                                                                                            ------------
                                                                                            $ 14,638,798
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $227,157,256)                                                $228,348,870
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.1%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    General Electric Capital Corp., due 9/03/02 at
    Amortized Cost                                                     $  4,824             $  4,823,493
--------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.2%
--------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 8/30/02, due 9/3/02, total to be
      received $2,901,580 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                 $  2,901             $  2,901,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $234,881,749)                                           $236,073,363

Other Assets, Less Liabilities - 0.4%                                                          1,027,965
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $237,101,328
--------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
AUGUST 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $234,881,749)            $236,073,363
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        20,699,158
  Cash                                                                      480
  Receivable for investments sold                                     2,718,833
  Receivable for fund shares sold                                        33,624
  Interest and dividends receivable                                     158,917
  Other assets                                                            5,163
                                                                   ------------
      Total assets                                                 $259,689,538
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $  1,460,951
  Payable for fund shares reacquired                                    255,564
  Collateral for securities loaned, at value                         20,699,158
  Payable to affiliates -
    Management fee                                                        9,836
    Shareholder servicing agent fee                                       1,309
    Distribution and service fee                                          6,381
  Accrued expenses and other liabilities                                155,011
                                                                   ------------
      Total liabilities                                            $ 22,588,210
                                                                   ------------
Net assets                                                         $237,101,328
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $544,087,262
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      1,191,614
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (308,058,808)
  Accumulated net investment loss                                      (118,740)
                                                                   ------------
      Total                                                        $237,101,328
                                                                   ============
Shares of beneficial interest outstanding                           35,363,324
                                                                    ==========
Class A shares:
  Net asset value per share
    (net assets of $183,796,726 / 27,421,397 shares of
     beneficial interest outstanding)                                  $6.70
                                                                       =====
  Offering price per share (100 / 94.25) of net asset value
     per share)                                                        $7.11
                                                                       =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $49,994,866 / 7,448,879 shares of
     beneficial interest outstanding)                                  $6.71
                                                                       =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,239,507 / 186,520 shares of
     beneficial interest outstanding)                                  $6.65
                                                                       =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,070,229 / 306,528 shares of
     beneficial interest outstanding)                                  $6.75
                                                                       =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED AUGUST 31, 2002
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                      $  1,155,272
    Interest                                                            518,838
    Foreign taxes withheld                                              (15,943)
                                                                   ------------
      Total investment income                                      $  1,658,167
                                                                   ------------
  Expenses -
    Management fee                                                 $  2,369,629
    Trustees' compensation                                               26,089
    Shareholder servicing agent fee                                     315,948
    Distribution and service fee (Class A)                              841,196
    Distribution and service fee (Class B)                              713,681
    Distribution and service fee (Class C)                               17,072
    Administrative fee                                                   29,846
    Investor Communication expenses                                     156,834
    Custodian fee                                                       130,409
    Printing                                                             70,493
    Postage                                                              75,890
    Auditing fees                                                        18,444
    Legal fees                                                            5,631
    Miscellaneous                                                       286,800
                                                                   ------------
      Total expenses                                               $  5,057,962
    Fees paid indirectly                                                (18,563)
                                                                   ------------
      Net expenses                                                 $  5,039,399
                                                                   ------------
        Net investment loss                                        $ (3,381,232)
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(88,713,153)
    Foreign currency transactions                                        56,860
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(88,656,293)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 18,719,110
    Translation of assets and liabilities in foreign
      currencies                                                        (69,358)
                                                                   ------------
      Net unrealized gain on investments and foreign
        curency translation                                        $ 18,649,752
                                                                   ------------
        Net realized and unrealized loss on investments
          and foreign currency                                     $(70,006,541)
                                                                   ------------
          Decrease in net assets from operations                   $(73,387,773)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                                                   2002                        2001
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $  (3,381,232)              $  (3,374,368)
  Net realized loss on investments and foreign currency
    transactions                                                 (88,656,293)               (197,690,224)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          18,649,752                (210,726,657)
                                                               -------------               -------------
    Decrease in net assets from operations                     $ (73,387,773)              $(411,791,249)
                                                               -------------               -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                            $        --                 $ (76,995,939)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                     --                   (28,629,879)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                     --                      (319,311)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                     --                      (840,326)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                             --                   (15,774,975)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                             --                    (5,865,707)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                             --                       (65,421)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                             --                      (172,167)
                                                               -------------               -------------
    Total distributions declared to shareholders               $        --                 $(128,663,725)
                                                               -------------               -------------
Net increase (decrease) in net assets from fund share
  transactions                                                 $ (57,656,502)              $  57,209,356
                                                               -------------               -------------
    Total decrease in net assets                               $(131,044,275)              $(483,245,618)
Net assets:
  At beginning of period                                         368,145,603                 851,391,221
                                                               -------------               -------------
  At end of period (including accumulated net investment
    loss of $3,539,803 and $158,571, respectively)             $ 237,101,328               $ 368,145,603
                                                               =============               =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              2002              2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 8.60            $21.45           $14.95           $11.06           $16.81
                                                 ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                            $(0.07)           $(0.06)          $(0.11)          $(0.08)          $(0.12)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (1.83)            (9.44)            8.73             5.72            (2.49)
                                                 ------            ------           ------           ------           ------
      Total from investment operations           $(1.90)           $(9.50)          $ 8.62           $ 5.64           $(2.61)
                                                 ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions            $ --              $(2.78)          $(2.12)          $(1.75)          $(3.14)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --               (0.57)            --               --               --
                                                 ------            ------           ------           ------           ------
      Total distributions declared to
        shareholders                             $ --              $(3.35)          $(2.12)          $(1.75)          $(3.14)
                                                 ------            ------           ------           ------           ------
Net asset value - end of period                  $ 6.70            $ 8.60           $21.45           $14.95           $11.06
                                                 ======            ======           ======           ======           ======
Total return(+)                                  (22.09)%          (50.32)%          60.26%           54.92%          (18.04)%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                       1.46%             1.36%            1.32%            1.36%            1.38%
  Net investment loss                             (0.92)%           (0.43)%          (0.56)%          (0.57)%          (0.79)%
Portfolio turnover                                  282%              319%             495%             334%             112%
Net assets at end of period (000 Omitted)      $183,797          $276,026         $600,531         $326,805         $227,348

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              2002              2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 8.67            $21.55           $15.04           $11.08           $16.81
                                                 ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                            $(0.13)           $(0.14)          $(0.24)          $(0.17)          $(0.22)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (1.83)            (9.52)            8.78             5.75            (2.48)
                                                 ------            ------           ------           ------           ------
      Total from investment operations           $(1.96)           $(9.66)          $ 8.54           $ 5.58           $(2.70)
                                                 ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions            $ --              $(2.68)          $(2.03)          $(1.62)          $(3.03)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --               (0.54)            --               --               --
                                                 ------            ------           ------           ------           ------
      Total distributions declared               $ --              $(3.22)          $(2.03)          $(1.62)          $(3.03)
                                                 ------            ------           ------           ------           ------
Net asset value - end of period                  $ 6.71            $ 8.67           $21.55           $15.04           $11.08
                                                 ======            ======           ======           ======           ======
Total return                                     (22.61)%          (50.64)%          59.15%           53.89%          (18.52)%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                       2.11%             2.01%            1.97%            2.01%            2.02%
  Net investment loss                             (1.57)%           (1.08)%          (1.20)%          (1.22)%          (1.43)%
Portfolio turnover                                  282%              319%             495%             334%             112%
Net assets at end of period (000 Omitted)       $49,995           $87,876         $243,420         $127,024          $97,682

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED AUGUST 31,                 PERIOD ENDED
                                                           ---------------------------------             AUGUST 31,
                                                                   2002                 2001                  2000*
-------------------------------------------------------------------------------------------------------------------
                                                                CLASS C
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                            $ 8.57               $21.57                 $19.62
                                                                 ------               ------                 ------
Income from investment operations# -
  Net investment loss                                            $(0.13)              $(0.12)                $(0.08)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                          (1.79)               (9.47)                  2.03
                                                                 ------               ------                 ------
      Total from investment operations                           $(1.92)              $(9.59)                $ 1.95
                                                                 ------               ------                 ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                        $ --                 $(2.83)                $ --
  In excess of net realized gain on investments and
    foreign currency transactions                                  --                  (0.58)                  --
                                                                 ------               ------                 ------
  Total distributions declared                                   $ --                 $(3.41)                $ --
                                                                 ------               ------                 ------
Net asset value - end of period                                  $ 6.65               $ 8.57                 $21.57
                                                                 ======               ======                 ======
Total return                                                     (22.40)%             (50.62)%                59.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                       2.11%                2.01%                  1.97%+
  Net investment loss                                             (1.57)%              (1.08)%                (1.53)%+
Portfolio turnover                                                  282%                 319%                   495%
Net assets at end of period (000 Omitted)                        $1,240               $1,505                 $1,022

 * For the period from the inception of Class C shares, June 1, 2000 through August 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED AUGUST 31,                              2002              2001             2000             1999             1998
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $ 8.64            $21.54           $14.99           $11.10           $16.86
                                                 ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment loss                            $(0.05)           $(0.01)          $(0.04)          $(0.03)          $(0.07)
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (1.84)            (9.47)            8.76             5.72            (2.50)
                                                 ------            ------           ------           ------           ------
      Total from investment operations           $(1.89)           $(9.48)          $ 8.72           $ 5.69           $(2.57)
                                                 ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments
    and foreign currency transactions            $ --              $(2.84)          $(2.17)          $(1.80)          $(3.19)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --               (0.58)            --               --               --
                                                 ------            ------           ------           ------           ------
      Total distributions declared               $ --              $(3.42)          $(2.17)          $(1.80)          $(3.19)
                                                 ------            ------           ------           ------           ------
Net asset value - end of period                  $ 6.75            $ 8.64           $21.54           $14.99           $11.10
                                                 ======            ======           ======           ======           ======
Total return                                     (21.88)%          (50.14)%          60.76%           55.45%          (17.72)%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                       1.11%             1.01%            0.97%            1.01%            1.02%
  Net investment loss                             (0.57)%           (0.08)%          (0.21)%          (0.21)%          (0.44)%
Portfolio turnover                                  282%              319%             495%             334%             112%
Net assets at end of period (000 Omitted)        $2,070            $2,739           $6,418           $2,829           $1,756

 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Managed Sectors Fund (the fund) is a non-diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At August 31, 2002, the value of securities loaned was $19,968,246. These loans were collateralized by cash of $20,699,158 which was invested in the following short-term obligations:

                                                               IDENTIFIED COST
                                                      SHARES         AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      20,699,158       $20,699,158

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $16,284 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $2,279 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended August 31, 2002 and August 31, 2001 was as follows:

                                         AUGUST 31, 2002       AUGUST 31, 2001
------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                               $  --             $105,250,499
  Long-term capital gain                           --               23,413,230
                                                --------          ------------
Total distributions declared                    $  --             $128,663,729
                                                ========          ============

During the year ended August 31, 2002, accumulated net investment loss decreased by $3,421,063, accumulated net realized loss on investments and foreign currency transactions decreased by $27,608 and paid-in capital decreased by $3,448,671 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of August 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Capital loss carryforward                   $(228,835,922)
          Unrealized loss                                (1,814,945)
          Other temporary differences                   (76,335,067)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on August 31, 2009, ($18,916,162) and August 31, 2010 ($209,919,760).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

      First $2.5 billion of average net assets                     0.75%
      Average net assets in excess of $2.5 billion                 0.70%

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund.

Included in Trustees' compensation is a pension expense of $7,859 for inactive trustees for the year ended August 31, 2002. Also included in Trustees" compensation are a one-time settlement expense of $657 and a one-time transition expense of $9,316.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $17,393 for the year ended August 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $38,805 for the year ended August 31, 2002. Fees incurred under the distribution plan during the year ended August 31, 2002, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,096 and $4 for Class B and Class C shares, respectively, for the year ended August 31, 2002. Fees incurred under the distribution plan during the year ended August 31, 2002, were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 2002, were $1,274, $142,920 and $365 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $821,231,552 and $871,655,219, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $237,888,308
                                                                 -----------
Gross unrealized depreciation                                    $ (7,636,902)
Gross unrealized appreciation                                       5,821,957
                                                                 -----------
    Net unrealized depreciation                                  $ (1,814,945)
                                                                 ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                           YEAR ENDED AUGUST 31, 2002          YEAR ENDED AUGUST 31, 2001
                                        -----------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              2,574,992       $ 20,739,956        5,262,303       $ 67,520,158
Shares issued to shareholders in
  reinvestment of distributions           --                --               6,135,854         86,084,826
Shares reacquired                       (7,251,850)       (57,471,194)      (7,293,523)       (90,015,829)
                                        ----------       ------------       ----------       ------------
    Net increase (decrease)             (4,676,858)      $(36,731,238)       4,104,634       $ 63,589,155
                                        ==========       ============       ==========       ============
Class B shares
                                           YEAR ENDED AUGUST 31, 2002          YEAR ENDED AUGUST 31, 2001
                                        -----------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              1,015,683       $  8,226,342        2,053,514       $ 28,669,372
Shares issued to shareholders in
  reinvestment of distributions           --                --               2,264,762         32,177,296
Shares reacquired                       (3,705,553)       (29,211,606)      (5,474,100)       (69,672,868)
                                        ----------       ------------       ----------       ------------
    Net decrease                        (2,689,870)      $(20,985,264)      (1,155,824)       $(8,826,200)
                                        ==========       ============       ==========       ============
Class C shares
                                           YEAR ENDED AUGUST 31, 2002          YEAR ENDED AUGUST 31, 2001
                                        -----------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                267,945       $  2,177,831          262,510       $  3,533,050
Shares issued to shareholders in
  reinvestment of distributions           --                --                  27,242            382,476
Shares reacquired                         (257,038)        (2,030,922)        (161,521)        (1,837,210)
                                        ----------       ------------       ----------       ------------
    Net increase                            10,907       $    146,909          128,231       $  2,078,316
                                        ==========       ============       ==========       ============
Class I shares
                                           YEAR ENDED AUGUST 31, 2002          YEAR ENDED AUGUST 31, 2001
                                        -----------------------------       -----------------------------
                                            SHARES             AMOUNT           SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                 33,559       $    268,927           21,029       $    269,743
Shares issued to shareholders in
  reinvestment of distributions           --                --                  72,017          1,012,558
Shares reacquired                          (44,142)          (355,836)         (73,863)          (914,216)
                                        ----------       ------------       ----------       ------------
    Net increase (decrease)                (10,583)      $    (86,909)          19,183       $    368,085
                                        ==========       ============       ==========       ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended August 31, 2002, was $2,422. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust I and Shareholders of MFS Managed Sectors
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Managed Sectors Fund (one of the series comprising MFS Series Trust I) (the "Trust") as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial present fairly, in all material respects, the financial position of MFS Managed Sectors Fund as of August 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 3, 2002

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING
   THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR
   YEAR 2002.
-------------------------------------------------------------------------------

MFS(R) MANAGED SECTORS FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust I, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)
TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman and President                                   Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
and Chief Executive Officer                              Executive Officer

JOHN W. BALLEN* (born 09/12/59) Trustee                  LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company,                Hemenway & Barnes (attorneys), Partner
President and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, Executive Vice President and         Adjunct Professor in Entrepreneurship Emeritus;
Director                                                 CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee
Brigham and Women's Hospital, Chief of Cardiac           J. DALE SHERRATT (born 09/23/38) Trustee
Surgery; Harvard Medical School, Professor of            Insight Resources, Inc. (acquisition planning
Surgery                                                  specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       General Partner (since 1993); Cambridge
Trustee                                                  Nutraceuticals (professional nutritional
Edmund Gibbons Limited (diversified holding              products), Chief Executive Officer (until May
company), Chief Executive Officer; Colonial              2001); Paragon Trade Brands, Inc. (disposable
Insurance Company Ltd., Director and Chairman;           consumer products), Director
Bank of Butterfield, Chairman (until 1997)
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
WILLIAM R. GUTOW (born 09/27/41) Trustee                 Independent health care industry consultant
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
J. ATWOOD IVES (born 05/01/36) Trustee                   industrial and aerospace applications), Director
Private investor; KeySpan Corporation (energy            (until June 1999)
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman and President                                   Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
and Chief Executive Officer                              York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Executive Vice President and General Manager
Secretary and Assistant Clerk                            (prior to September 2000)
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
STEPHEN E. CAVAN (born 11/06/53) Secretary and           President (since September 1996)
Clerk
Massachusetts Financial Services Company, Senior         JAMES O. YOST (born 06/12/60) Assistant Treasurer
Vice President, General Counsel and Secretary            Massachusetts Financial Services Company, Senior
                                                         Vice President
ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera, and Ms.
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Margaret W. Adams+                                       business day from 9 a.m. to 5 p.m. Eastern time.
S. Irfan Ali+                                            (To use this service, your phone must be equipped
John E. Lathrop+                                         with a Telecommunications Device for the Deaf).
Stephen Pesek+
                                                         For share prices, account balances, exchanges or
CUSTODIAN                                                stock and bond outlooks, call toll free:
State Street Bank and Trust Company                      1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
AUDITORS
Deloitte & Touche LLP                                    WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) MANAGED                                               -------------
SECTORS FUND                                                   PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                            MMS-3  10/02  54.1M  08/208/308/808